SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                MAY 8, 2000

                          DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)

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
        DELAWARE                   0-9311               87-0269260
  (State or other         (Commission File Number)     IRS Employer
 Jurisdiction                                        Identification Number)
 of incorporation)
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             2660 TOWNSGATE ROAD, SUITE 725, WESTLAKE VILLAGE, CA 91361
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (805) 496-2186
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Also See Item 3, Changes in Management. Pursuant to the Registrant's Third Amended Chapter 11 Plan of Reorganization, David A. Kekich and Ely Jay Mandell resigned and Bernie Budney, (Executive Vice President and Director), Brad Bartilson (Director), Rex Crim (Director) were duly elected to the Board of Directors on June 19, 2000. Mr. Christopher Ericksen submitted his resignation as proposed President and CEO to the Board of Directors on May 10, 2000, due to time constraints and other personal and business commitments. The Board of Directors had unanimously elected Mr. Lewis I. Williams 4th to the position of President and CEO effective June 19, 2000. Below is a brief description of each new Board Member's background:

Lewis I. Williams 4th - President and Chief Executive Officer, Director - age 50, has been a Director and Chief Executive Officer of Arch-Will Enterprises, Incorporated alternatively ("AWE") since 1985. AWE is a minority owned holding company committed to the establishment and development of an effective economic and/or financial infrastructure within the disadvantaged and minority communities by promoting and supporting a diverse range of minority owned, private sector business development initiatives with AXXESS Paradigm Partners serving as (a) a merchant banking operation providing management consulting, investment banking and corporate finance advisory, and (b) as a financial, marketing and operations management company providing development, distribution, and operations management services on a contractual basis. Mr. Williams is also a Partner serving as Chief Financial Officer for Corbis/NewCo, the first minority owned insurance and financial services brokerage operation with nationwide and international distribution and support capabilities. Mr. Williams has served as an independent management and financial consultant to the manufacturing, engineering services, and financial services industries. Past engagements have included: corporate finance transaction advisory; management consulting; designing and implementing cash management, managerial accounting, project management and financial planning and control systems. Mr. Williams is experienced in providing accounting and production management systems, strategic planning services and structuring and securing equity and debt financing facilities for middle market businesses. As a corporate finance generalist Mr. Williams had primary responsibilities for the communications, insurance/financial services, transportation and public utilities industrial sectors. Past transaction related engagements have included: acquisitions, determination of optimal capital structure, divestitures, mergers, private placements, re-capitalization and valuations. His educational background consists of an AB from Stanford University, a SM in Management from the Massachusetts Institute of Technology, and a MA (Economics) and an ABD (Accounting and Information Systems) from Northwestern University.

Bernie Budney - Executive Vice President, Director - Bernie Budney, age 39, has been the President of Millennium Information Systems Inc. (formerly a division of Telus Advertising Services, now DataNet Information Systems Inc., (an Investee of the Company)) since 1995. From 1993 until 1995 he was President of OK Tires & Affordable Auto Center. Mr. Budney's educational credentials include an Honors Economic Degree from the University of Alberta in 1984. He is also a member of the Society of Registered Industrial Accountants, RIA Program.

Brad Bartilson - Director - Brad Bartilson, age 42, has over 18 years of business experience in computer technology, cultivated in an environment in which his team has patented technologies and transferred the technology into products. Mr. Bartilson holds nine Patents to his own credit in areas including thermal, power and interconnect technologies. Mr. Bartilson is currently employed (since February, 2000) at Lightchip, Inc., as Senior Market Development Manager, and has previously held management positions at Raytheon, Compaq, and Cray Research. His educational background consists of a BSME degree from the University of Wisconsin and a MSME degree from the University of Minnesota.

Rex Crim -Director - Rex E. Crim, age 57, has been a merchant and mortgage banker for 20 years. Placing debt and equity for real estate and business transactions, Mr. Crim is President of Texas Equity, Inc., a private merchant bank located in Dallas, Texas. Mr. Crim has owned and operated his own mortgage banking firm and several business ventures; and during the last five years he has focused on assisting and consulting to small and new businesses, assisting them in raising capital, going public and securing debt structured financing. Mr. Crim holds a BA Degree in Business Administration from Southern Methodist University.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Digital Technologies Media Group, Inc. a Delaware corporation, (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California On January 26, 1999, as Case No. SV 99-10944-GM, and has operated as a debtor in possession. On April 18, 2000 the Bankruptcy Court confirmed the Debtors Third Amended Chapter 11 Plan of Reorganization (the "Plan"), and on April 26, 2000, the Bankruptcy Court entered an Order Confirming Digital Technologies Media Group, Inc. Third Amended Chapter 11 Plan of Reorganization.

Information reporting the material features of the plan and information concerning the Unaudited Statement of Assets and Liabilities (subject to adjustments upon audit) of the reorganized Company are set forth herein, for the period ended May 8, 2000. The Company's Third Amended Plan of Reorganization, the Company's (and Investee companies) restated Certificate of Incorporation and Bylaws, and certain Company Motions and Bankruptcy Court Orders, which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
                        Financial Information (Unaudited)

Information as to the Company's assets and liabilities as of the date of the Order Confirming Digital Technologies Media Group, Inc. Third Amended Chapter 11 Plan of Reorganization, was entered as presented below. The Company estimates that it will have 2,685,872 Units (comprised of one share of common stock and one series A common stock purchase Warrant) issued and reserved for issuance under the Plan as of May 31, 2000. The divisor for issuance among Interest Holders is 0.00918173603; no Interest Holder who held less than 110 shares of Digital Technologies Media Group, Inc. will receive a distribution under the Third Plan of Reorganization. In addition, Digital Technologies Media Group, Inc. issued 683,225 shares of common stock pursuant to its S-8 offering circular dated November 22, 1996, which offering the Company has subsequently withdrawn; the Company has issued 6,273 Units under the Plan to Treasury, in case of future litigation related to the aforementioned S-8 offering withdrawal.

                       CENTRAL CAPITAL VENTURE CORPORATION
                       STATEMENT OF ASSETS AND LIABILITES
                  (UNAUDITIED SUBJECT TO ADJUSTMENT UPON AUDIT)
                                   MAY 8, 2000
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
Central Capital Venture Corp.
                                                             Central
(US Dollar amounts in thousands)                             Capital                        DataNet
At May 8, 2000                                               Venture        DataNet        Canadian      Consolidation
Assets                                                        Corp.            US             Sub            Total
                                                         ----------------------------------------------------------------
Current Assets
Cash and cash equivalents                                        181,600         128,119          6,097          315,816
Accounts Receivable                                                               32,026          3,300           35,326
Prepaid expenses and other current assets                            130                                             130
Receivable due from Affiliate                                                                     1,743            1,743
Undeposited Funds                                                                  2,004                           2,004
                                                         ----------------------------------------------------------------
Total Current Assets                                             181,730         162,149         11,141          355,019
Property, plant and equipment, net                                   643       2,011,279                       2,011,922
Investment in DataNet                                            100,100                                         100,100
Investment in DataNet Canadian Sub.                                               32,100                          32,100
                                                         ----------------------------------------------------------------
Total Assets                                                     282,473       2,205,528         11,141        2,499,141

Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable                                                   7,785          28,327         10,391           46,504
Due to Parent Company                                                           (16,725)         29,369           12,644
Other accrued expenses                                                           (4,292)        (1,118)          (5,410)
                                                         ----------------------------------------------------------------
Total current liabilities                                          7,785           7,310         38,643           53,738
Long-term Debt
First Corp Operating Lease                                                       496,000                         496,000
Promissory Note #1-Bernie Budney                                                  95,000                          95,000
Promissory Note #2-Bernie Budney                                                 104,000                         104,000
                                                         ----------------------------------------------------------------
Total Long Term Note Payable                                                     695,000                         695,000

                                                         ----------------------------------------------------------------
Total Liabilities                                                  7,785         702,310         38,643          748,738

Shareholders' Equity
Digital Technologies Media Group                                                 100,000                         100,000
Paid in Capital                                                                1,296,050                       1,296,050
Capital stock                                                  1,614,291                .                      1,614,291
Preferred A                                                          100                                             100
Retained Earnings                                            (1,228,074)          19,797             67      (1,208,209)
Net Income                                                     (111,629)          87,371       (27,569)         (51,828)
                                                         ----------------------------------------------------------------
Total Shareholders' Equity                                       274,688       1,503,218       (27,502)        1,750,404
Total Liabilities and Shareholders' Equity                       282,473       2,205,528         11,141        2,499,142

Footing assets - liabilities                                           0             (0)            (0)              (0)
                                       4

(c) Exhibits

Debtors Third Amended Plan of Reorganization

  2.1       Debtors Third Amended Plan of Reorganization

  2.2       Debtors Third Disclosure  Statement Describing Third Amended Chapter
            11 Plan

  2.3 Order Confirming Digital Technologies Media Group, Inc. Third Amended Plan of Reorganization

 99.1 Notice of Motion and Motion by Debtor for an order authorizing: (1) Obtaining of credit pursuant to Bankruptcy Code Sections 364(b), (c) and (f) through the Issuance of Debtor's Note's; and (2) The Purchase of DataNet Information Systems, Inc.; Memorandum of Points and Authorities; Declarations of Ely Mandell; Declaration of Bernie Budney

 99.2 Order Authorizing: (1) Obtaining Credit pursuant to Bankruptcy Code Sections 364 (b), AND (f) Through the Issuance of Debtors Notes, AND
            (2) The Purchase of DataNet Information Systems, Inc.

  3.(i)1    Articles of Incorporation of Central Capital Venture Corporation

  3.(i)2    Articles of Incorporation of DataNet Information Systems, Inc.

  3.(i)3    Articles of Incorporation of Digi Commerce Corporation

  3.(ii).1  Bylaws of Central Capital Venture Corporation

  3.(ii).2  Bylaws of DataNet Information Systems, Inc.

  3.(ii).3  Bylaws of Digi Commerce Corporation

 10         Employment Agreement of Lewis I. Williams 4th

 23         Consent of Robinson, Diamant & Brill

 99.3       Resignation of Christopher Erickson



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Digital Technologies Media Group, Inc.
                                           (Registrant)

                              By: /s/ Ely Jay Mandell
                              ---------------------------------
                                  Ely Jay Mandell
                                  President & CEO


DATED: June 14, 2000

EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
----------- ---------------------------------------------------------------

  2.1       Debtors Third Amended Plan of Reorganization

  2.2       Debtors Third Disclosure  Statement Describing Third Amended Chapter
            11 Plan

  2.3 Order Confirming Digital Technologies Media Group, Inc. Third Amended Plan of Reorganization

 99.1 Notice of Motion and Motion by Debtor for an order authorizing: (1) Obtaining of credit pursuant to Bankruptcy Code Sections 364(b), (c) and (f) through the Issuance of Debtor's Note's; and (2) The Purchase of DataNet Information Systems, Inc.; Memorandum of Points and Authorities; Declarations of Ely Mandell; Declaration of Bernie Budney

 99.2 Order Authorizing: (1) Obtaining Credit pursuant to Bankruptcy Code Sections 364 (b), AND (f) Through the Issuance of Debtors Notes, AND
            (2) The Purchase of DataNet Information Systems, Inc.

  3.(i)1    Articles of Incorporation of Central Capital Venture Corporation

  3.(i)2    Articles of Incorporation of DataNet Information Systems, Inc.

  3.(i)3    Articles of Incorporation of Digi Commerce Corporation

  3.(ii)1   Bylaws of Central Capital Venture Corporation

  3.(ii)2   Bylaws of DataNet Information Systems, Inc.

  3.(ii)3   Bylaws of Digi Commerce Corporation

 10         Employment Agreement of Lewis I. Williams 4th

 23         Consent of Robinson, Diamant & Brill

 99.3       Resignation of Christopher Erickson





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